Exhibit 99.6


MBNA MASTER CREDIT CARD TRUST 1994-2

KEY PERFORMANCE FACTORS
June, 1998

Scheduled Maturity                                      12/15/99


Coupon                                                   5.8975%


Excess Protection Level
   3 Month Average   5.48%
     June, 1998   5.06%
     May, 1998   5.35%
     April, 1998   6.01%



Cash Yield                                              18.15%


Investor Charge Offs                                     5.19%


Base Rate                                                7.90%


Over 35 Day Delinquency                                  5.41%


Seller's Interest                                       25.60%


Total Payment Rate                                      10.81%


Total Principal Balance                                $4,569,613,783.29


Investor Participation Amount                          $900,000,000.00


Seller Participation Amount                            $1,169,613,783.2